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                  SECURITY AGREEMENT AND MORTGAGE - TRADEMARKS

         Agreement made as of this ___ day of May, 1998, between THE CALDOR CORPORATION, a Delaware corporation having a principal business address at 20 Glover Street, Norwalk, Connecticut, 06856 (the "Company"), and BANKBOSTON RETAIL FINANCE, INC. as collateral agent (in such capacity, the "Collateral Agent") and as managing agent for BankBoston, N.A., individually and as Administrative Agent and Issuing Bank (each as defined in the Credit Agreement referred to below) and the other financial institutions (collectively, the "Lenders") party to the Credit Agreement.

                                    RECITALS

         A. The Company has adopted and is the owner of the trademarks and service marks described in Schedule A annexed hereto and made a part hereof;

         B. As a condition to the Lenders making the loans or advances to the Company pursuant to the Revolving Credit and Guaranty Agreement dated as of the date hereof (as amended, supplemented or restated from time to time, the "Credit Agreement") among the Company and the Lenders, among others, the Lenders have required the execution and delivery hereof by the Company;

         NOW, THEREFORE, IT IS AGREED that, for and in consideration of the loans and advances to be made under the Credit Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, and as collateral security for the full and prompt payment and performance of all Obligations (as defined below), the Company does hereby mortgage and pledge to the Collateral Agent, for its benefit and the benefit of the other Agents, the Issuing Bank and the Lenders, and grant the Collateral Agent, for its benefit and the benefit of the other Agents, the Issuing Bank and the Lenders, a security interest in, all of its right, title and interest in and to each of the Trademarks (as defined below) described in Schedule A (collectively, the "Collateral").

         1. Definitions: Terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings set forth in the Credit Agreement. As used in this Agreement, unless the context otherwise requires "Trademarks" shall mean (i) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registration and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by the Company, including, but not limited to, those described in Schedule A annexed hereto and made a part hereof, and (ii) all reissues, extensions or renewals thereof and all licenses thereof.
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         2. Representations and Covenants: The Company hereby represents, warrants, covenants and agrees as follows:

         (a) The Company has the sole, full and clear title to the Trademarks in the United States for the goods and services covered by the registration thereof and such registrations are valid and subsisting and in full force and effect, except as could not reasonably be expected to have a material adverse effect on the value of the Collateral, taken as a whole, or on the financial condition, operations, business, properties or assets of the Borrower and the Guarantors, taken as a whole.

         (b) The Company will perform all acts and execute all documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office, requested by the Collateral Agent at any time to evidence, perfect, maintain, record and enforce the Lenders' interest in the Collateral or otherwise in furtherance of the provisions of this Agreement, and the Company hereby authorizes the Collateral Agent to execute and file one or more financing statements (and similar documents) or copies thereof or of this Agreement with respect to the Collateral signed only by the Collateral Agent.

         (c) The Company has the right and power to make the assignment and to grant the security interest herein granted; and the Collateral is not now, and at all times hereafter will not be, subject to any liens, mortgages, the assignments, security interests or encumbrances of any nature whatsoever, except in favor of the Collateral Agent, and to the best knowledge of the Company none of the Collateral is subject to any claim.

         (d) Except to the extent that the Collateral Agent, upon prior written notice from the Company, shall consent in writing, the Company will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, and nothing in this Agreement shall be deemed a consent by the Collateral Agent to any such action except as expressly permitted herein.

         3. Events of Default and Remedies: Upon the occurrence and during the continuance of an Event of Default (as defined in the Credit Agreement), the Collateral Agent and the Lenders shall have the rights set forth in the Credit Agreement and the Security Agreement, also dated as of the date hereof, with respect to all collateral pledged by the Company (the "General Security Agreement").

         4.       Miscellaneous:

                  (a) No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and executed by the party to be charged.

                  (b) In the event that any provision hereof shall be deemed to be invalid by any Court, such invalidity shall not affect the remainder of this Agreement.

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                  (c) Any failure or delay by the Collateral Agent or the
Lenders to require strict performance by the Company of any of the provisions, warranties, terms, and conditions contained herein or in any other agreement, document, or instrument, shall not affect the Collateral Agent's or the Lenders' right to demand strict compliance and performance therewith, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions, and terms contained herein or in any other agreement, document, or instrument shall be deemed to have been waived by any act or knowledge of Agents, the Issuing Bank, the Lenders, or any of their respective agents, officers, or employees, but only by an instrument in writing, signed by an officer of the Collateral Agent and directed to the Company, specifying such waiver.

                  (d) In the event of any conflict between the terms of this Agreement and the terms of either the Credit Agreement or the General Security Agreement, the terms of the Credit Agreement or the General Security Agreement, as the case may be, shall govern.

                  (e) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York and by Federal law (including, without limitation, the Bankruptcy Code) to the extent the same has preempted the law of the State of New York or such other jurisdiction.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the Company and the Collateral Agent have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       THE CALDOR CORPORATION


                                       BY:
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                                       TITLE:
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                                       BANKBOSTON RETAIL FINANCE, INC.,
                                       as Collateral Agent


                                       BY:
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                                       TITLE:
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